Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Effect of Derivative Instruments on Statement of Operations

The effect of derivative instruments on the statement of operations for the years ended December 31 is as follows (in thousands):

	Amount of Gain (Loss) Recognized in OCI on Derivative (Effective Portion)				Amount Reclassified from Accumulated OCI into Income
Derivatives in Cash Flow Hedging Relationships	2012	2011	2010	Location of Amount Reclassified from Accumulated OCI into Income	2012	2011	2010

Interest rate swaps	$—	$(447)	$(6,720)	Interest expense, net of amounts capitalized	$—	$12,674	$20,154
Natural gas swaps	—	(533)	(521)	Operating costs	—	759	295

Total	$—	$(980)	$(7,241)	Total	$—	$13,433	$20,449

		Amount of Gain Recognized in Income on Derivative
Derivatives Not Designated as Hedging Instruments	Location of Gain Recognized in Income on Derivatives	2012	2011	2010

Natural gas swaps	Other gains and (losses), net	$—	$—	$202